Prospectus Supplement	April 9, 2008

PUTNAM PRIME MONEY MARKET FUND and PUTNAM MUNICIPAL MONEY
MARKET FUND – Prospectuses dated January 30, 2008

The section “How do I sell or exchange fund shares?” is supplemented as follows to describe the circumstances under which a fund may reject an order to sell shares:

A fund may suspend the right of redemption (1) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the applicable fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for such fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the fund. The conditions under which (i) trading shall be deemed to be restricted, and (ii) an emergency shall be deemed to exist shall be determined by the SEC.

250821 4/08